UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

Li-Cycle Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada

(Address of principal executive offices, including zip code)

(877) 542-9253

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on the Current Reports on Form 8-K of Li-Cycle Holdings Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2024 and March 25, 2024 (the “Initial 8-Ks”), the Company entered into a Note Purchase Agreement with Glencore Ltd. (“Glencore Intermediate”), and Glencore Canada Corporation (“Glencore”), dated March 11, 2024 and amended and restated on March 25, 2024, pursuant to which the Company issued and sold to Glencore a senior secured convertible note (the “Senior Secured Convertible Note”) in an aggregate principal amount of $75,000,000, on March 25, 2024, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Transaction”).

In connection with the Transaction, on March 25, 2024, the Company also issued certain amended and restated unsecured convertible notes to Glencore, in two tranches (being the “First A&R Glencore Convertible Note”, having an original principal amount of $116,551,170.40, and the “Second A&R Glencore Convertible Note”, having an original principal amount of $114,615,632, and together, the “A&R Glencore Convertible Notes”), which notes amended, restated, consolidated and superseded in their entirety the convertible note originally issued by the Company to Glencore Intermediate on May 31, 2022 and the additional unsecured convertible notes issued in satisfaction of interest due and paid in kind thereunder (the “Existing Glencore Convertible Note”). Each A&R Glencore Convertible Note includes an event-driven modification applicable to it, with the modification to the First A&R Glencore Convertible Note occurring on the date (the “First Modification Date”) that is the earlier of (a) the date that is one month after the effectiveness and initial funding, if any, of a project loan financing for the Company’s Rochester Hub project (or the next business day, if such date does not occur on a business day) (the “Loan Financing Condition”), and (b) December 31, 2024.

On November 7, 2024, Li-Cycle U.S. Inc., Li-Cycle North America Hub, Inc. and Li-Cycle Inc. (each a subsidiary of the Company) entered into a Loan Arrangement and Reimbursement Agreement with the United States Department of Energy, as previously disclosed in the Current Report on Form 8-K of the Company filed with the SEC on the same date, satisfying the Loan Financing Condition.

As a result, the First Modification Date occurred on December 9, 2024 and the First A&R Glencore Convertible Note was automatically amended pursuant to its terms. On the First Modification Date, a Note Guaranty was entered into by and among Li-Cycle Corp., Li-Cycle Americas Corp., Li-Cycle Europe AG and Li-Cycle Germany GmbH (collectively, the “Note Guarantors”) and Glencore as Noteholder, pursuant to which the Note Guarantors guaranty all obligations of the Company with respect to the First A&R Glencore Convertible Note on terms consistent with the guaranty provided by the Note Guarantors with respect to the Senior Secured Convertible Note. The Company and the Note Guarantors granted perfected, first priority security interests (subject to customary exceptions and permitted liens) to the Noteholder in their respective assets, including intellectual property and a pledge of the equity interests of each other of the Note Guarantors. Additionally, Glencore, in its capacity as Collateral Agent with respect to the Senior Secured Convertible Note and Initial Additional Authorized Secured Party with respect to the First A&R Glencore Convertible Note, entered into a pari passu intercreditor agreement (the “Pari Passu Intercreditor Agreement”) which is acknowledged and agreed by the Company and the Note Guarantors. Additionally, pursuant to the Note Guaranty, Glencore acknowledged and agreed that (i) the Company’s U.S. subsidiaries, Li-Cycle U.S. Inc., Li-Cycle Inc. and Li-Cycle North America Hub, Inc. (the “U.S. Subsidiaries”), are not required to provide any security or guarantees to secure the obligations of the Company pursuant to the First A&R Glencore Convertible Note and (ii) no subsidiary of the Company is required to grant any liens on the equity interests of the U.S. Subsidiaries, in each case, until January 15, 2025 (or such later date as Glencore may agree).

Pursuant to the terms of the First A&R Glencore Convertible Note, the conversion price was automatically adjusted to the lesser of (x) an amount determined on the basis of a 30-day VWAP (volume weighted average trading price) having a reference date of December 6, 2024 plus a 25% premium per share, and (y) $9.95 per share (the conversion price of the Existing Glencore Convertible Note), being $3.03 per share, on December 9, 2024. This conversion price adjustment increased Glencore’s beneficial ownership in the Company on a pro forma fully-diluted basis to approximately 66% as of December 9, 2024.

The information disclosed in Item 1.01 of the Initial 8-Ks is incorporated by reference into this Item 1.01.

The foregoing descriptions of the Note Guaranty and the collateral securing the A&R Glencore Convertible Notes are qualified in their entirety by reference to the full text of the Note Guaranty, the collateral agreements and the Pari Passu Intercreditor Agreement, copies of which are filed as Exhibits 4.1 and 10.1-10.6 hereto, respectively, and are in each case incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of the Report is incorporated by reference herein to this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information in Item 1.01 of the Report is incorporated by reference herein to this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Note Guaranty Agreement dated as of December 9, 2024, by and between Li-Cycle Corp., Li-Cycle Americas Corp., Li-Cycle Europe AG, Li-Cycle Germany GmbH and Glencore Canada Corporation.

10.1†	Canadian General Security Agreement dated as of December 9, 2024 by and between Li-Cycle Holdings Corp, Li-Cycle Corp., Li-Cycle Americas Corp. and Glencore Canada Corporation.

10.2†	Canadian Pledge Agreement dated as of December 9, 2024 by and between Li-Cycle Holdings Corp., Li-Cycle Corp., Li-Cycle Americas Corp. and Glencore Canada Corporation.

10.3	Junior Ranking Equity Interest Pledge Agreement dated as of December 9, 2024 by and between Li-Cycle Europe AG and Glencore Canada Corporation.

10.4†	Junior Ranking Share Pledge Agreement dated as of December 9, 2024 by and between Li-Cycle Germany GmbH and Glencore Canada Corporation.

10.5†	Junior Ranking Account Pledge Agreement dated as of December 9, 2024 by and between Li-Cycle Germany GmbH and Glencore Canada Corporation.

10.6	Confirmation and Restatement Agreement relating to a Security Assignment Agreement dated as of December 9, 2024 by and between Li-Cycle Holdings Corp., Li-Cycle Europe AG and Glencore Canada Corporation.

104	Cover Page Interactive Data File (formatted as inline XBRL)

†	Schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Registration S-K. The Company hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

By:	/s/ Ajay Kochhar
Name:	Ajay Kochhar
Title:	President & CEO and Director

Date: December 10, 2024